UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): September 24, 2001

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16129 (Commission File Number)	33-0927079 (IRS Employer Identification Number)

One Enterprise Drive Aliso Viejo, California (Address of principal executive offices)	92656-2606 (Zip Code)

(949) 349-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
SIGNATURE

ITEM 5. OTHER EVENTS.

Factors and Trends Affecting Fluor and its Businesses—Forward-Looking Statements.

     From time to time, reports and statements released by us, or statements made by our directors or officers, will contain statements that are forward-looking in nature, such as statements related to our opinions about trends and factors which may impact future operating results. We are filing this Current Report on Form 8-K to avail ourselves of the safe harbor provided in the Securities Act of 1933 and the Securities Exchange Act of 1934 with respect to any such forward-looking statements that may be contained in our reports and other documents filed with the Securities and Exchange Commission under the Securities Act of 1933 or Sections 13 or 15(d) of the Securities Exchange Act of 1934 and in written or oral forward-looking statements made by our directors or officers on behalf of us to members of the public.

     Such forward-looking statements could involve, among other matters, statements that relate to our expectations regarding projected earning levels, market outlook, new awards, backlog levels, competition, the adequacy of funds to service debt and the implementation of new strategic initiatives. These forward-looking statements reflect our current analysis of then existing information and are based on various operating assumptions, regarding, among other matters, overhead costs and employment levels that may not be realized. In addition, while most forward-looking statements are subject to risks affecting only future costs or revenues that we anticipate we will receive, some forward-looking statements are subject to risks that may relate to accruals that have already been reflected in our earnings. Our failure to receive payment of these accrued earnings could result in charges against future earnings. Due to unexpected changes in assumptions upon which our forward-looking statements are based and other unknown risks, our actual results may differ materially from our expectations or projections set forth in our forward-looking statements. As a result, no assurance can be given that such statements will be realized.

     We wish to caution readers that forward-looking statements, including disclosures which use words such as we “believe,” “anticipate,” “expect,” “estimate” and similar statements, are subject to risks and uncertainties. Any such forward-looking statements should be considered in context with the various disclosures made by us about our businesses, including the risk factors discussed below. Important risk factors which could cause actual results of operations to differ materially from those expressed in any forward-looking statements include, but are not limited to, the following:

We bear the risk of cost overruns in over 40% of the dollar-value of our contracts. We may experience reduced profits or, in some cases, losses under these contracts if costs increase above our estimates.

     We conduct our business under various types of contractual arrangements. In terms of dollar-value, the majority of our contracts allocate the risk of cost overruns to our client by requiring our client to reimburse us for our costs. Over 40% of the dollar-value of our contracts, however, are guaranteed maximum, lump sum or unit priced contracts, where we bear a significant portion of the risk for cost overruns. Under these fixed-price contracts, contract prices are established in part on cost and scheduling estimates which are based on a number of assumptions, including assumptions about future economic conditions, prices and availability of labor, equipment and materials, and other exigencies. If these estimates prove inaccurate, or circumstances change, cost overruns may occur, and we could experience reduced profits or, in some cases, a loss for that project.

Our backlog is subject to unexpected adjustments and cancellations and is, therefore, an uncertain indicator of our future earnings.

     As of June 30, 2001, our backlog was projected at approximately $10.6 billion. We cannot assure you that the revenues projected in our backlog will be realized or, if realized, will result in profits. Projects may remain in our backlog for an extended period of time. In addition, project cancellations or scope adjustments may occur, from time to time, with respect to contracts reflected in our backlog. For example, for the six month period ended June 30, 2001, a telecommunications project was canceled, reducing our projected backlog by approximately $400 million. These type of backlog reductions adversely affect the revenue and profit we actually receive from contracts reflected in our backlog. Future project cancellations and scope adjustments could further reduce the dollar amount of our backlog and the revenues and profits that we actually receive.

If we guarantee the timely completion or performance standards of a project, we could incur additional costs to cover our guarantee obligations.

     In many instances and in most of our fixed-price contracts, we guarantee a customer that we will complete a project by a scheduled date. We sometimes provide that the project, when completed, will also achieve certain performance standards. If we subsequently fail to complete the project as scheduled, or if the project subsequently fails to meet guaranteed performance standards, we may be held responsible for cost impacts to the client resulting from any delay or the costs to cause the project to achieve the performance standards. In some cases, where we fail to meet performance standards, we may also be subject to agreed-upon liquidated damages. To the extent that these events occur, the total costs of the project would exceed our original estimates and we could experience reduced profits or, in some cases, a loss for that project.

The nature of our engineering and construction business exposes us to potential liability claims and contract disputes which may reduce our profits.

     We engage in engineering and construction activities for large industrial facilities where design, construction or systems failures can result in substantial injury or damage to third parties.

     Any liability in excess of our insurance limits at locations engineered or constructed by us could result in significant liability claims against us, which claims may reduce our profits. In addition, if there is a customer dispute regarding our performance of project services, the customer may decide to delay or withhold payment to us. If we were ultimately unable to collect on these payments, our profits would be reduced.

We maintain a workforce based upon current and anticipated workloads. If we do not receive future contract awards or if these awards are delayed, significant costs may result.

     Our estimates of future performance depend on, among other matters, whether and when we will receive certain new contract awards. While our estimates are based upon our good faith judgment, these estimates can be unreliable and may frequently change based on new facts as they become available. In the case of large-scale domestic and international projects where timing is often uncertain, it is particularly difficult to predict whether and when we will receive a contract award. The uncertainty of contract award timing can present difficulties in matching our workforce size with our contract needs. If an expected contract award is delayed or not received, we could incur costs resulting from reductions in staff or redundancy of facilities that would have the effect of reducing our profits.

We have international operations that are subject to foreign economic and political uncertainties. Unexpected and adverse changes in the foreign countries in which we operate could result in project disruptions, increased costs and potential losses.

     Our business is subject to fluctuations in demand and to changing economic and political conditions, not only domestically, but internationally, which are beyond our control. As of June 30, 2001, approximately 40% of our projected backlog consisted of engineering and construction revenues to be derived from facilities to be constructed in other countries; we expect that a significant portion of our revenues and profits will continue to come from international projects for the foreseeable future.

     Operating in the international marketplace exposes us to a number of risks including:

•	abrupt changes in foreign government policies and regulations,

•	embargoes,

•	United States government policies, and

•	international hostilities.

     The lack of a well-developed legal system in some of these countries may make it difficult to enforce our contractual rights. We also face significant risks due to civil strife, acts of war, terrorism and insurrection. Our level of exposure to these risks will vary with respect to each project, depending on the particular stage of each such project. For example, our risk exposure with respect to a project in an early development stage will generally be less than our risk exposure with respect to a project in the middle of construction.

     To the extent that our international business is affected by unexpected and adverse foreign economic and political conditions, we may experience project disruptions and losses. Any project disruptions and losses could significantly reduce our revenues and profits.

Our government contracts may be terminated at any time. Also, if we do not comply with restrictions and regulations imposed by the government, our government contracts may be terminated and we may be unable to enter into future government contracts. The termination of our government contracts could significantly reduce our expected revenues.

     We enter into significant government contracts, from time to time, such as those that we have with the U.S. Department of Energy at Fernald and Hanford. Government contracts are subject to various uncertainties, restrictions and regulations, including oversight audits by government representatives and profit and cost controls. Government contracts are also exposed to uncertainties associated with congressional funding. The government is under no obligation to maintain funding at any specific level and funds for a program may even be eliminated.

     In addition, government contracts are subject to specific procurement regulations and a variety of other socio-economic requirements. We must comply with these government regulations and requirements as well as various statutes related to employment practices, environmental protection, recordkeeping and accounting. If we fail to comply with any of these regulations, requirements or statutes, our existing government contracts could be terminated, and we could be temporarily suspended from government contracting or subcontracting. If one or more of our government contracts are terminated for any reason, or if we are suspended from government contract work, we could suffer a significant reduction in expected revenues.

Our international operations expose us to foreign currency fluctuations that could increase our U.S. dollar costs or reduce our U.S. dollar revenues.

     Because our functional currency is the U.S. dollar, we try to denominate our contracts in United States dollars. However, from time to time our contracts are denominated in foreign currencies which results in our foreign operations facing the additional risk of fluctuating currency values and exchange rates, hard currency shortages and controls on currency exchange. Changes in the value of foreign currencies could increase our U.S. dollar costs for, or reduce our U.S. dollar revenues from, our foreign operations. Any increased costs or reduced revenues as a result of foreign currency fluctuations could affect our profits.

Intense competition in the engineering and construction industry could reduce our market share and profits.

     We serve markets that are highly competitive and in which a large number of multinational companies, such as the Bechtel Group, Halliburton Company (Kellogg Brown & Root) and Jacobs Engineering Group, compete. In particular, the engineering and construction markets are highly competitive and require substantial resources and capital investment in equipment, technology and skilled personnel. Competition also places downward pressure on our contract prices and profit margins. Intense competition is expected to continue in these markets, presenting us with significant challenges in our ability to maintain strong growth rates and acceptable profit margins. If we are unable to meet these competitive challenges, we could lose market share to our competitors and experience an overall reduction in our profits.

The success of our joint ventures depends on the satisfactory performance by our joint venture partners of their joint venture obligations. The failure of our joint venture partners to perform their joint venture obligations could impose on us additional financial and performance obligations that could result in reduced profits or, in some cases, significant losses for us with respect to the joint venture.

     We enter into various joint ventures as part of our engineering, procurement and construction businesses, such as ICA/Fluor Daniel and Duke/Fluor Daniel. The success of these and other joint ventures depends, in large part, on the satisfactory performance of our joint venture partners of their joint venture obligations. If our joint venture partners fail to satisfactorily perform their joint venture obligations as a result of financial or other difficulties, the joint venture may be unable to adequately perform or deliver its contracted services. Under these circumstances, we may be required to make additional investments and provide additional services to ensure the adequate performance and delivery of the contracted services. These additional obligations could result in reduced profits or, in some cases, significant losses for us with respect to the joint venture.

Competition and factors in AMECO’s equipment business could impact our operating results and reduce our overall revenues. We may also be unable to sell the AMECO dealerships for an acceptable price.

     AMECO, one of the business units of the Asset Services segment, derives its revenues from equipment rental and sales. This industry is highly fragmented, competitive and is rapidly consolidating. Many of AMECO’s competitors are more geographically diverse and have greater name recognition than AMECO. We expect that AMECO may encounter increased competition from existing competitors or new market entrants that will be significantly larger or have greater marketing and other resources than AMECO. To the extent existing or future competitors seek to gain or retain market share by reducing prices, AMECO may be required to lower its prices and rates. The loss of market share or the reduction of prices by AMECO will adversely affect its operating results and reduce our overall revenues.

     In addition, we are in the process of determining whether there may be interest by others to acquire the AMECO dealerships. We cannot give any assurances that we will be able to obtain an acceptable price for any of the AMECO dealerships or that any sale transaction that we enter into will not result in a loss.

We could incur substantial tax liabilities if certain representations and warranties made by our predecessor-in-interest are inaccurate or if we or Massey Energy Company engage in a transaction that effects a transfer of more than 50% of our respective equity interests.

     Prior to the reverse spin-off, our predecessor-in-interest received a ruling from the Internal Revenue Service that the reverse spin-off qualified as a tax-free spin-off under Section 355 of the Internal Revenue Code of 1986. The ruling was granted based upon certain representations made by our predecessor-in-interest. While we are not aware of any facts or circumstances that would cause those representations to be incorrect or incomplete, if those representations were inaccurate, it is possible that the ruling would no longer be valid. In such event, we could incur a significant corporate tax liability that could have a material adverse effect on our financial condition. In addition, under the ruling, neither Massey Energy Company nor we may, for up to two years following the reverse spin-off transaction, engage in certain business combinations that would constitute a change of more than 50% of the equity interest in Massey Energy Company or us. If either Massey Energy Company or we fail to conform to the requirements of the ruling and, if pursuant to a tax sharing agreement, we are responsible for any liability related thereto, we could incur a substantial tax liability with respect to both Massey Energy Company and us.

Past and future environmental, safety and health regulations could impose on us significant additional costs that reduce our profits.

     We are subject to numerous environmental laws and health and safety regulations. Our projects can involve the handling of hazardous and other highly regulated materials which, if improperly handled or disposed of, could subject us to civil and criminal liabilities. It is impossible to reliably predict the full nature and effect of judicial, legislative or regulatory developments relating to health and safety regulations and environmental protection regulations applicable to our operations. The applicable regulations, as well as the technology and length of time available to comply with those regulations, continue to develop and change. In addition, past activities could also have a material impact on us. For example, when we sold our mining business formerly conducted through St. Joe’s Mineral Corporation, we retained responsibility for certain non-lead related environmental liabilities, but only to the extent that such liabilities were not covered by St. Joe’s comprehensive general liability insurance. While we are not currently aware of any material exposure arising from our former St. Joe’s business or otherwise, the costs of complying with rulings and regulations or satisfying any environmental remediation requirements for which we are found responsible could be substantial and could reduce our profits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2001	FLUOR CORPORATION, a Delaware corporation

	By:	/s/ Eric P. Helm

Eric P. Helm Assistant Secretary